[Logo] M F S (R)
INVESTMENT MANAGEMENT
  We invented the mutual fund(R)

                    MFS(R) BOND FUND

                    ANNUAL REPORT o APRIL 30, 2000

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  4
Performance Summary .......................................................  9
Portfolio of Investments .................................................. 13
Financial Statements ...................................................... 22
Notes to Financial Statements ............................................. 29
Independent Auditors' Report .............................................. 38
Trustees and Officers ..................................................... 41

       MFS ORIGINAL RESEARCH(R)

       RESEARCH HAS BEEN CENTRAL TO INVESTMENT MANAGEMENT AT MFS
       SINCE 1932, WHEN WE CREATED ONE OF THE FIRST IN-HOUSE
       RESEARCH DEPARTMENTS IN THE MUTUAL FUND                              (SM)
       INDUSTRY. ORIGINAL RESEARCH(SM) AT MFS IS MORE          ORIGINAL RESEARCH
       THAN JUST CRUNCHING NUMBERS AND CREATING
       ECONOMIC MODELS: IT'S GETTING TO KNOW                           MFS
       EACH SECURITY AND EACH COMPANY PERSONALLY.
                                                              MAKES A DIFFERENCE




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NOT FDIC INSURED                MAY LOSE VALUE                NO BANK GUARANTEE
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
      Jeffrey L. Shames

Dear Shareholders,
This spring, the U.S. stock market experienced record point drops and volatility that have given many investors cause for concern. While the recent market correction has rattled a lot of nerves, it's important to put the current market environment in perspective. Throughout the history of the market, investors have experienced numerous corrections (declines of more than 20%) and periods of extreme volatility. Of course, past performance is no guarantee of future results; however, over the long term, stock and bond investors have enjoyed returns that have solidly outpaced inflation.

From our perspective, as we look at the global investment climate at the beginning of the new millennium, we see many reasons for optimism, as well as the need to voice some words of caution. Our reasons for being optimistic about both stock and bond markets include

  o STRONG CORPORATE EARNINGS GROWTH: We believe that, over time, the most important driver of stock prices is corporate earnings. Our research indicates that the average earnings growth for U.S. companies could approach 15% in 2000, which would bode very well for U.S. equities. We are also seeing encouraging signs that companies worldwide, and particularly in Europe, are beginning to focus more on earnings and shareholder value -- that is, delivering stock price performance that will reward investors. As we research companies around the globe, we are finding that specific areas of opportunity include technology companies, especially those involved in wireless telecommunications and in supplying infrastructure and services for the Internet.

  o LOW INFLATION WORLDWIDE: We believe accelerating inflation is one of the chief factors that could end the current economic boom. While the U.S. economy continues to grow rapidly, we have not experienced significant signs of inflation. In our opinion, perhaps the major force keeping inflation at bay is worldwide productivity increases, fueled by advancing technology. A technological revolution based on computerization and the Internet appears to be making it possible for companies to produce more products with fewer employees, thereby enabling companies to increase earnings without raising prices. A related factor keeping inflation down is the heightened competition of an increasingly global marketplace, where, for example, businesses are beginning to use computer networks and the Internet to shop worldwide for the lowest prices from suppliers.

  o STRONG GLOBAL ECONOMIES: Our outlook is that a majority of national economies will continue to experience healthy growth with low inflation. In late January, the current economic boom in the United States became the longest in the nation's history. It appears to us that the U.S. Federal Reserve Board's (the Fed's) program of gradual interest-rate increases will eventually be successful in cooling the somewhat overheated U.S. economy while prolonging the boom. In Europe, we see strong evidence that most countries will continue on a moderate growth path with low inflation. A major reason for this is that European companies have begun to adopt the practices of downsizing, outsourcing, and consolidation that have helped revitalize U.S. industry over the past decade. We are witnessing a similar situation in Japan, as more firms merge, restructure, and invest in technology. In the Pacific Rim, most economies have recovered from the economic turmoil of late summer 1998 and are surging ahead. We believe progress toward restructuring Asia's banking systems and other ailing industries bodes well for stronger investor confidence in the region. While business conditions have been less favorable in Latin America due to relatively high inflation, increased exports and industrial production suggest to us that the region's recession has ended.

Amid this positive global outlook, however, we believe investors should also heed some cautionary notes:

  o IT IS HIGHLY UNLIKELY THAT U.S. EQUITY MARKETS WILL CONTINUE TO PERFORM AT THE PACE OF THE LAST SEVERAL YEARS. Although our outlook for U.S. markets this year is quite positive, we believe it is unrealistic for investors to expect stock market returns, as measured by the Standard & Poor's 500 Composite Index,(1) to routinely exceed 20%, as they did for each of the past four years.

  o HIGH VALUATIONS, ESPECIALLY OF TECHNOLOGY STOCKS, HAVE MADE U.S. MARKETS INCREASINGLY VOLATILE. Investor excitement over the past year has pushed many technology-related stocks to very high relative prices, as expressed by their price/earnings (P/E) ratios. In general, we believe these higher valuations are largely supported by the strong earnings growth mentioned earlier. However, as we've recently experienced, this backdrop has led to a highly volatile environment, where the market is swift to punish companies whose earnings are less than expected and where fear can rapidly overcome the desire to invest for long-term goals.

  o RISING INTEREST RATES MAY DAMPEN MARKETS IN THE SHORT TERM, PARTICULARLY IN THE UNITED STATES AND EUROPE. The Fed's current program of raising interest rates could potentially cool both stock and bond markets, and the European Central Bank has tended to follow the lead of the Fed in adjusting its own interest rates. It is our expectation, however, that in the long term interest rates will trend down again, perhaps by the end of this year. We believe that could be favorable for both equity and fixed-income investments.

On balance, it appears to us that the current global investment climate is well matched to MFS' research-oriented style of investing. In the equity markets, where we believe earnings growth is the most reliable indicator of long-term performance, we feel our research team is second to none in determining the real value of a company and its long-term earnings potential. To do that, our portfolio managers and our worldwide team of research analysts spend extensive time visiting with companies, talking to their customers, and investigating their competition. In fixed-income investing, we believe the quality of our research gives us an advantage by helping us determine which types of securities can add the most value to a fund and by helping us reduce credit risk, which is the biggest danger to some higher-income bond funds. In sum, MFS Original Research(R) is one of the most important factors in our ongoing effort to deliver competitive performance to you, our investors.

We appreciate your confidence and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

   May 18, 2000

--------------
(1) The Standard & Poor's 500 Composite Index (the S&P 500) is a popular, unmanaged index of common stock total return performance. It is not possible to invest directly in an index.

Investments in mutual funds will fluctuate and may be worth more or less upon redemption.

The opinions expressed in this letter are those of Jeffrey L. Shames, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK

[Photo of Geoffrey L. Kurinsky]
    Geoffrey L. Kurinsky

For the 12 months ended April 30, 2000, Class A shares of the Fund provided a total return of -1.51%, Class B shares -2.21%, Class C shares -2.21%, and Class I shares -1.21%. These returns include the reinvestment of any distributions but exclude the effects of any sales charges and compare to a 0.95% return over the same period for the Fund's benchmark, the Lehman Brothers Government/Corporate Bond Index (the Lehman Index). The Lehman Index is an unmanaged, market-value-weighted index that includes U.S. Treasury and government-agency securities (excluding mortgage-backed securities) and investment-grade debt obligations of U.S. corporations. During the same period, the average corporate-debt "BBB"-rated fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, returned -1.16%.

Q. WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE DURING THE COURSE OF ITS FISCAL YEAR?

A. The past year was historically tumultuous for the investment-grade corporate bond market. Most of the problems were the result of company- specific issues. We feel that there also has been much less liquidity in the corporate market over the past few years, a residual effect of the credit problems that plagued corporate bonds starting in 1998 when Russia surprisingly defaulted on its debt obligations. Historically, "vulture" investors on Wall Street provided buyers for the debt of companies that hit a hard patch, but we believe that hasn't been the case recently. In addition, we think the high-yield market has experienced net outflows, so there hasn't been capital available to absorb some of these credit problems from that traditional source.

    The overall credit quality of the corporate market has been deteriorating as well. While we've seen stock price growth in the technology sector, companies there have been carrying very little debt. Elsewhere, despite strong economic growth in the United States, the stocks of many companies -- especially those in cyclical sectors -- have been distressed to the point where company managements have come under increasing pressure to enhance value for shareholders. Consequently, we have found that many have issued more debt to finance mergers and acquisitions or share buyback programs, which help the shareholder but hurt the bondholder. These kinds of moves we think have weakened many companies' credit fundamentals and caused a number of credit downgrades.

    The Fund has owned bonds that encountered these kinds of problems. For example, drugstore chain Rite-Aid suffered difficulties executing its expansion plans. Protection One Alarm Monitoring suffered as it became overleveraged as a result of overpaying for new customers only to have those customers leave for other providers. And oil service company McDermott moved to put asbestos liability problems behind it by filing for bankruptcy.

Q.  WHAT CHANGES DID YOU MAKE TO THE FUND IN RESPONSE TO THIS DIFFICULT
    CLIMATE?

A. We increased the overall credit quality of the portfolio. In addition, we reduced investments in domestic corporate industrial bonds because they remain vulnerable to weakening credit fundamentals. Instead, we focused on sectors that are not as prone to the risk that management will issue more debt to finance leveraged buyouts or share buybacks. That has translated into increased exposure to sectors like media and telecommunications. For example, we retained our investment in Time Warner, whose merger with America Online is creating a powerful conglomerate that we believe should eventually experience a credit upgrade. We found other opportunities in British Sky Broadcasting, a satellite network in Europe that we think has tremendous growth prospects, and Seagram's, which is making a transition from a spirits company to an entertainment conglomerate. We also invested about 10% of the Fund in Yankee bonds, which are dollar-denominated bonds issued in the United States by foreign countries such as Israel, that have investment-grade credit ratings.

Q.  WHICH INVESTMENTS HAVE WORKED OUT WELL FOR THE FUND?

A. A number of our higher-quality junk bonds benefited from crossing over into investment-grade status, moves that led to significant price appreciation. For example, Northeast Utilities crossed over into investment-grade territory upon its purchase by Con Edison. Investments in AT&T Canada and Comcast Corporation made similar moves. We also benefited from our position in Cable & Wireless Communications. This U.K. telecommunications and cable company was split into two companies, forcing management to tender bonds at very attractive prices. Finally, the credit upgrades enjoyed by emerging market countries South Korea and Mexico helped the Fund's performance.

Q.  WHAT MOVES HAVE YOU MADE IN RESPONSE TO RISING INTEREST RATES?

A. The Federal Reserve Board's program of interest-rate hikes caused short-term rates to back up significantly, while longer-term rates remained relatively stable. As a result, the yield curve -- a representation of the difference between short- and long-term rates -- flattened, then inverted, with short-term rates actually reaching higher levels than long-term yields. Fortunately, we structured the portfolio with such an occurrence in mind. We pursued a barbell strategy by investing some of the Fund on the long end of the curve, some on the short, and very little in between. As a result, the Fund was not affected by the sharpest price declines that occurred in the intermediate part of the yield curve.

    As far as the Fund's duration (an indicator of interest-rate sensitivity) is concerned, we've kept it neutral, not wanting to become either defensive or aggressive. That said, we've maintained somewhat shorter durations for the Fund's non-Treasury holdings because those sectors historically have been more prone to rising yields and declining prices. On the other hand, we've kept the Fund's Treasury duration longer than neutral in order to try to benefit from the falling yields of longer-term Treasuries, a result of increased demand.

Q. YOU HAVE MADE A NEW ALLOCATION TO AGENCY SECURITIES, ABOUT 6% OF PORTFOLIO ASSETS, THROUGH THE END OF APRIL.

A. Yes, that's right. We typically do not own many agency securities, but their yields relative to Treasuries have become very attractive for several reasons. (Principal value and interest on Treasury securities are guaranteed by the U.S. government if held to maturity.) Among them is the fact that because of federal budget surpluses, the government plans to buy back some of its outstanding debt and auction fewer securities going forward. In contrast, agencies have been very active in issuing new supply. In addition, increased congressional scrutiny of the agencies caused a scare in the markets that the agencies may not enjoy their implicit government backing in the future. However, we feel that these fears are unfounded and that agencies like the Federal National Mortgage Association (Fannie Mae) should continue to benefit from the same implied guarantee of their credit. As a result, we've added a significant stake in 10-year Fannie Mae securities.

Q.  WHAT IS YOUR OUTLOOK?

A. The economy remains very strong, so we anticipate that the Fed will keep raising rates until it sees signs of some sort of slowdown. In this kind of environment, we think short-term rates should keep rising. At the same time, long-term rates reflect that the market has a relatively positive outlook regarding inflation. As it stands now, we feel there appears to be very little evidence of a protracted struggle against inflation. That opinion is further strengthened by our discussions with company managements, who say that they have very little pricing power. For our part, we intend to continue moving our corporate holdings to those with shorter maturities because they are less prone to price volatility. At the same time, we anticipate extending the Treasury duration to try to take advantage of rate declines that we believe will begin to occur when the economy begins to slow as a result of the recent interest-rate increases.

 /s/ Geoffrey L. Kurinsky

     Geoffrey L. Kurinsky
     Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. His views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

--------------------------------------------------------------------------------
PORTFOLIO MANAGER'S PROFILE
--------------------------------------------------------------------------------

GEOFFREY L. KURINSKY IS SENIOR VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R). HE IS PORTFOLIO MANAGER OF MFS(R) BOND FUND, MFS(R) INSTITUTIONAL CORE FIXED INCOME FUND, MFS(R) BOND SERIES (PART OF MFS(R) VARIABLE INSURANCE TRUST(SM)), AND THE BOND SERIES OFFERED THROUGH MFS(R)/SUN LIFE ANNUITY PRODUCTS. MR. KURINSKY IS ALSO A PORTFOLIO MANAGER OF MFS(R) TOTAL RETURN FUND, MFS(R) TOTAL RETURN SERIES (PART OF MFS(R) VARIABLE INSURANCE TRUST(SM)), AND THE TOTAL RETURN SERIES OFFERED THROUGH MFS(R)/SUN LIFE ANNUITY PRODUCTS.

HE JOINED THE MFS FIXED INCOME DEPARTMENT IN 1987 AND WAS NAMED PORTFOLIO MANAGER IN 1989, VICE PRESIDENT IN 1989, AND SENIOR VICE PRESIDENT IN 1993. MR. KURINSKY IS A GRADUATE OF THE UNIVERSITY OF MASSACHUSETTS AND EARNED AN M.B.A. DEGREE IN FINANCE FROM BOSTON UNIVERSITY.

ALL PORTFOLIO MANAGERS AT MFS INVESTMENT MANAGEMENT(R) ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 100 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH(R), A GLOBAL, COMPANY-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.

--------------------------------------------------------------------------------


This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and all charges and expenses, for any other MFS product is available from your investment professional, or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

--------------------------------------------------------------------------------
FUND FACTS
--------------------------------------------------------------------------------

OBJECTIVE:              SEEKS AS HIGH A LEVEL OF CURRENT INCOME AS IS BELIEVED
                        TO BE CONSISTENT WITH PRUDENT INVESTMENT RISK. AS A
                        SECONDARY OBJECTIVE, THE FUND STRIVES TO PROTECT
                        SHAREHOLDERS' CAPITAL.

COMMENCEMENT OF
INVESTMENT OPERATIONS:  MAY 8, 1974

CLASS INCEPTION:        CLASS A  MAY 8, 1974
                        CLASS B  SEPTEMBER 7, 1993
                        CLASS C  JANUARY 3, 1994
                        CLASS I  JANUARY 2, 1997

SIZE:                   $1.1 BILLION NET ASSETS AS OF APRIL 30, 2000

PERFORMANCE SUMMARY

The following information illustrates the historical performance of the Fund's original share class in comparison to various market indicators. Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown. (See Notes to Performance Summary.) It is not possible to invest directly in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the 10-year period ended April 30, 2000)

                       MFS Bond Fund   Lehman Brothers Government/
                          - Class A       Corporate Bond Index
            ------------------------------------------------------
            4/90           $ 9,525             $10,000
            4/92            12,239              12,721
            4/94            14,186              14,732
            4/96            16,615              17,114
            4/98            20,167              20,332
            4/00            20,501              21,815

AVERAGE ANNUAL AND CUMULATIVE TOTAL RATES OF RETURN THROUGH APRIL 30, 2000

CLASS A
                                                             1 Year      3 Years      5 Years       10 Years
--------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge               -1.51%      +13.21%      +34.08%       +115.24%
--------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge           -1.51%      + 4.22%      + 6.04%       +  7.97%
--------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge           -6.19%      + 2.55%      + 5.01%       +  7.44%
--------------------------------------------------------------------------------------------------------------

CLASS B
                                                             1 Year      3 Years      5 Years       10 Years
--------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge               -2.21%      +10.82%      +29.33%       +104.86%
--------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge           -2.21%      + 3.48%      + 5.28%       +  7.44%
--------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge           -5.89%      + 2.61%      + 4.97%       +  7.44%
--------------------------------------------------------------------------------------------------------------

CLASS C
                                                             1 Year      3 Years      5 Years       10 Years
--------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge               -2.21%      +10.77%      +29.40%       +105.68%
--------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge           -2.21%      + 3.47%      + 5.29%       +  7.48%
--------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge           -3.13%      + 3.47%      + 5.29%       +  7.48%
--------------------------------------------------------------------------------------------------------------

CLASS I
                                                             1 Year      3 Years      5 Years       10 Years
--------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge               -1.21%      +14.30%      +35.65%       +117.75%
--------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge           -1.21%      + 4.56%      + 6.29%       +  8.09%
--------------------------------------------------------------------------------------------------------------

COMPARATIVE INDICES(+)
                                                             1 Year      3 Years      5 Years       10 Years
--------------------------------------------------------------------------------------------------------------
Average corporate debt "BBB"-rated fund+                     -1.16%      + 4.58%      + 6.40%       +  8.33%
--------------------------------------------------------------------------------------------------------------
Lehman Brothers Government/Corporate Bond Index#             +0.95%      + 6.10%      + 6.73%       +  8.11%
--------------------------------------------------------------------------------------------------------------
(+) Average annual rates of return.
  + Source: Lipper Inc.
  # Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 4.75% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C Share Performance Including Sales Charge takes into account the deduction of the 1% CDSC applicable to Class C shares redeemed within 12 months. Class I shares have no sales charge and are only available to certain institutional investors.

Class B, C, and I share performance include the performance of the Fund's Class A shares for periods prior to their inception (blended performance). Class B and C blended performance has been adjusted to take into account the CDSC applicable to Class B and C shares rather than the initial sales charge (load) applicable to Class A shares. Class I share blended performance has been adjusted to account for the fact that Class I shares have no sales charge. These blended performance figures have not been adjusted to take into account differences in class-specific operating expenses. Because operating expenses of Class B and C shares are higher than those of Class A, the blended Class B and C share performance is higher than it would have been had Class B and C shares been offered for the entire period. Conversely, because operating expenses of Class I shares are lower than those of Class A, the blended Class I share performance is lower than it would have been had Class I shares been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details. All results are historical and assume the reinvestment of capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MORE RECENT RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

PORTFOLIO CONCENTRATION AS OF APRIL 30, 2000

QUALITY RATINGS
Source: Standard & Poor's and Moody's

                  Governemnts                        18.2%
                  "AAA"                               3.1%
                  "AA"                                2.6%
                  "A"                                23.5%
                  "BBB"                              32.3%
                  "BB"                                8.0%
                  "B"                                 9.4%
                  "CCC"                               0.5%
                  "D"                                 0.1%
                  Not Rated                           0.4%
                  Other                               1.9%

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO OF INVESTMENTS -- April 30, 2000

Bonds - 95.8%
--------------------------------------------------------------------------------------------------
                                                             PRINCIPAL AMOUNT
ISSUER                                                          (000 OMITTED)                VALUE
--------------------------------------------------------------------------------------------------
U.S. Bonds - 54.1%
  Airlines - 3.4%
    Airplane Pass-Through Trust, 10.875s, 2019+                    $    1,482       $    1,243,554
    American Airlines Pass-Through Trust, 7.024s, 2009                  5,678            5,338,569
    Atlas Air, Inc., 7.2s, 2019                                         4,130            3,648,518
    Continental Airlines Pass-Through Trust, Inc.,
      6.648s, 2017                                                      1,239            1,107,079
    Continental Airlines Pass-Through Trust, Inc.,
      6.545s, 2019                                                      7,499            6,646,461
    Continental Airlines Pass-Through Trust, Inc.,
      7.256s, 2020                                                      3,472            3,200,521
    Continental Airlines, Inc., 9.5s, 2013                              3,992            3,965,778
    Jet Equipment Trust, 8.64s, 2012##                                  1,884            1,895,934
    Jet Equipment Trust, 11.44s, 2014##                                 3,500            4,006,065
    Jet Equipment Trust, 10.69s, 2015##                                 2,390            2,676,991
    Northwest Airlines Pass-Through Trust, 7.575s, 2019                 3,564            3,215,188
                                                                                    --------------
                                                                                    $   36,944,658
--------------------------------------------------------------------------------------------------
  Apparel and Textiles - 0.3%
    Hilfiger (Tommy) USA, Inc., 6.5s, 2003                         $    3,465       $    2,752,665
--------------------------------------------------------------------------------------------------
  Automotive - 0.1%
    General Motors Corp., 9.4s, 2021                               $    1,000       $    1,151,590
--------------------------------------------------------------------------------------------------
  Banks and Finance - 8.4%
    Abbey National Capital Trust I, 8.963s, 2049                   $   10,324       $    9,998,598
    Bank United, 8s, 2009                                               6,265            5,382,951
    Capital One Financial Corp., 7.25s, 2003                           15,011           14,633,566
    Colonial Capital II, 8.92s, 2027                                    2,140            1,918,234
    Ford Motor Credit Co., 6.7s, 2004                                   2,352            2,261,966
    General Electric Capital Corp., 8.7s, 2007                          1,244            1,330,480
    GS Escrow Corp., 6.75s, 2001                                        9,535            9,202,457
    MBNA America Bank National Assoc., 6.875s, 2004                    10,464           10,004,944
    Natexis Ambs Co. LLC, 8.44s, 2049##                                 8,186            7,495,126
    Norwest Financial, Inc., 7.6s, 2005                                 7,468            7,444,177
    Providian Capital I, 9.525s, 2027##                                 6,389            4,981,376
    Riggs National Corp., 9.65s, 2009                                   4,528            4,448,760
    Socgen Real Estate LLC, 7.64s, 2049##                              10,868            9,818,803
    United Companies Financial Corp., 7.7s, 2004**                      1,300              520,000
    Washington Mutual Capital I, 8.375s, 2027                           3,000            2,697,000
                                                                                    --------------
                                                                                    $   92,138,438
--------------------------------------------------------------------------------------------------
  Building - 0.6%
    Building Materials Corp., 8.625s, 2006                         $    1,000       $      937,500
    Building Materials Corp., 8s, 2008                                  4,135            3,494,075
    Nortek, Inc., 9.25s, 2007                                           2,110            1,967,575
                                                                                    --------------
                                                                                    $    6,399,150
--------------------------------------------------------------------------------------------------
  Chemicals - 0.3%
    Lyondell Chemical Co., 9.625s, 2007                            $    3,340       $    3,281,550
    Lyondell Chemical Co., 9.875s, 2007                                   402              394,965
                                                                                    --------------
                                                                                    $    3,676,515
--------------------------------------------------------------------------------------------------
  Computer Hardware - Systems - 0.8%
    Anacomp, Inc., 10.875s, 2004                                   $    4,650       $    4,185,000
    Seagate Technology, Inc., 7.45s, 2037                               6,525            5,164,015
                                                                                    --------------
                                                                                    $    9,349,015
--------------------------------------------------------------------------------------------------
  Consumer Goods and Services - 1.0%
    Hasbro, Inc., 7.95s, 2003                                      $    5,356       $    5,329,863
    Kindercare Learning Centers, Inc., 9.5s, 2009                       3,450            3,148,125
    Nabisco Holdings, 6.375s, 2035                                      2,270            1,952,926
    Revlon Consumer Products Corp., 8.125s, 2006                        1,170              836,550
                                                                                    --------------
                                                                                    $   11,267,464
--------------------------------------------------------------------------------------------------
  Corporate Asset Backed - 4.2%
    Amresco Residential Securities Mortgage Loan,
      5.94s, 2015                                                  $    6,098       $    5,995,096
    BCF LLC, 7.75s, 2026##                                              1,501              814,004
    Commerce 2000 FL1, 7.41s, 2002##                                    3,190            3,162,247
    Commercial Mortgage Asset Trust, 7.839s, 2020
      (Interest only)                                                 183,215            5,983,105
    Contimortgage Home Equity Loan Trust, 6.19s, 2014                   9,750            9,545,835
    Criimi Mae Commercial Mortgage Trust, 7s, 2011                      2,700            2,309,766
    Ford Credit Auto Owner Trust, 7.5s, 2003##                          1,890            1,843,341
    Merrill Lynch Mortgage Investors, Inc., 8.437s,
      2022+                                                             2,000            1,897,187
    Morgan Stanley Capital I, 6.86s, 2010                               6,327            4,950,877
    Morgan Stanley Capital I, 7.781s, 2010                              7,510            5,493,157
    Morgan Stanley Capital I, 6.01s, 2030                               4,833            4,546,871
                                                                                    --------------
                                                                                    $   46,541,486
--------------------------------------------------------------------------------------------------
  Food and Beverage Products - 0.7%
    Coca Cola Bottling Co., 6.375s, 2009                           $    8,346       $    7,255,261
--------------------------------------------------------------------------------------------------
  Forest and Paper Products - 3.0%
    Gaylord Container Corp., 9.75s, 2007                           $    5,000       $    4,612,500
    Georgia Pacific Corp., 9.95s, 2002                                  8,738            9,087,957
    Georgia Pacific Corp., 9.875s, 2021                                14,278           14,944,925
    Georgia Pacific Corp., 9.5s, 2022                                     250              259,263
    Riverwood International Corp., 10.25s, 2006                         2,000            1,950,000
    U.S. Timberlands, 9.625s, 2007                                      2,000            1,760,000
                                                                                    --------------
                                                                                    $   32,614,645
--------------------------------------------------------------------------------------------------
  Insurance - 1.6%
    Aflac, Inc., 6.5s, 2009                                        $   10,000       $    8,914,700
    Atlantic Mutual Insurance Co., 8.15s, 2028##                        4,864            3,806,956
    The Mony Group, Inc., 8.35s, 2010                                   4,679            4,637,544
                                                                                    --------------
                                                                                    $   17,359,200
--------------------------------------------------------------------------------------------------
  Internet - 0.2%
    PSINET, Inc., 11s, 2009                                        $    2,340       $    2,059,200
--------------------------------------------------------------------------------------------------
   Media/Entertainment - 6.7%
    Belo AH Corp., 7.75s, 2027                                     $    3,321       $    3,055,121
    Chancellor Media Corp., 8.75s, 2007                                 1,500            1,496,250
    Comcast Corp., 9.125s, 2006                                         2,811            2,911,493
    Frontiervision Operating Partnership LP, 11s, 2006                  2,110            2,152,200
    Granite Broadcasting Corp., 8.875s, 2008                            4,000            3,450,000
    Harrahs Operating, Inc., 7.5s, 2009                                17,153           15,881,105
    Hearst Argyle Television, Inc., 7.5s, 2027                          8,923            8,057,023
    J Seagram & Sons, Inc., 7.5s, 2018                                  6,496            5,972,292
    J Seagram & Sons, Inc., 7.6s, 2028                                  2,790            2,532,483
    Liberty Media Group, 8.25s, 2030##                                  8,206            7,849,531
    News America Holdings, Inc., 6.625s, 2008                           4,498            4,068,171
    News America Holdings, Inc., 10.125s, 2012                            740              771,125
    Outdoor Systems, Inc., 8.875s, 2007                                 1,500            1,451,490
    Time Warner Entertainment Co., 8.375s, 2033                        10,040           10,225,740
    Time Warner, Inc., 10.15s, 2012                                     3,472            3,973,808
    Time Warner, Inc., 8.375s, 2023                                        90               91,507
                                                                                    --------------
                                                                                    $   73,939,339
--------------------------------------------------------------------------------------------------
  Oil Services - 1.7%
    McDermott, Inc., 9.375s, 2002                                  $   10,778       $    9,175,527
    Occidental Petroleum Corp., 6.75s, 2002                             3,771            3,659,077
    Occidental Petroleum Corp., 6.4s, 2003                              4,037            3,887,227
    Ultramar Diamond Shamrock Corp., 7.2s, 2017                         2,550            2,228,139
                                                                                    --------------
                                                                                    $   18,949,970
--------------------------------------------------------------------------------------------------
  Oils - 1.3%
    Apache Corp., 7.95s, 2026                                      $    9,480       $    8,974,337
    P&L Coal Holdings Corp., 9.625s, 2008                               4,000            3,590,000
    Pioneer Natural Resources Co., 9.625s, 2010                         1,635            1,653,393
                                                                                    --------------
                                                                                    $   14,217,730
--------------------------------------------------------------------------------------------------
  Railroads - 0.2%
    Union Pacific Corp., 6.34s, 2003                               $    2,746       $    2,601,451
--------------------------------------------------------------------------------------------------
  Retail - 1.4%
    J. Crew Operating Corp., 10.375s, 2007                         $    4,310       $    3,803,575
    Jitney-Jungle Stores of America, Inc., 12s, 2006**                  2,330              512,600
    Kohls Corp., 7.25s, 2029                                            7,657            6,932,648
    Musicland Group, Inc., 9s, 2003                                     5,000            4,481,250
                                                                                    --------------
                                                                                    $   15,730,073
--------------------------------------------------------------------------------------------------
  Steel - 0.7%
    AK Steel Holdings Corp., 9.125s, 2006                          $    1,000       $      980,000
    USX Corp., 6.65s, 2006                                              7,905            7,248,332
                                                                                    --------------
                                                                                    $    8,228,332
--------------------------------------------------------------------------------------------------
  Supermarkets - 0.1%
    Marsh Supermarkets, Inc., 8.875s, 2007                         $    1,410       $    1,311,300
--------------------------------------------------------------------------------------------------
  Telecommunications - 5.2%
    Bellsouth Capital Funding Corp., 7.75s, 2010                   $    1,387       $    1,386,695
    Century Communications Corp., 0s, 2008                              5,000            2,075,000
    Charter Communications Holdings LLC, 8.25s, 2007                    6,250            5,593,750
    ITC Deltacom, Inc., 9.75s, 2008                                     5,000            4,850,000
    Nextel Communications, 9.375s, 2009                                 5,000            4,737,500
    Nextel International, Inc. 0s to 2003, 12.125s to
      2008                                                              2,000            1,240,000
    Nextlink Communications, Inc., 10.75s, 2009                         5,000            4,900,000
    NTL Communications Corp. 0s to 2003, 12.375s to
      2008                                                              5,000            3,275,000
    Sprint Spectrum LP, 11s, 2006                                       2,515            2,707,598
    TCI Communications Financing III, 9.65s, 2027                       8,590            9,863,038
    Telecom de Puerto Rico, 6.65s, 2006                                 2,794            2,633,306
    Telecom de Puerto Rico, 6.8s, 2009                                  6,622            6,088,770
    WorldCom, Inc., 8.875s, 2006                                        7,920            8,234,741
                                                                                    --------------
                                                                                    $   57,585,398
--------------------------------------------------------------------------------------------------
  Utilities - Electric - 9.9%
    Beaver Valley Funding Corp. II, 9s, 2017                       $    2,708       $    2,723,057
    CalEnergy Co., Inc., 7.23s, 2005                                       10                9,562
    CE Generation LLC, 7.416s, 2018                                     4,807            4,319,330
    Cleveland Electric Illuminating Co., 9s, 2023                       7,252            7,350,265
    CMS Energy Corp., 8.375s, 2003                                      4,720            4,509,025
    CMS Energy Corp., 6.75s, 2004                                       4,782            4,518,990
    CMS Energy Corp., 7.5s, 2009                                        8,415            7,316,321
    Commonwealth Edison Co., 8.5s, 2022                                 1,853            1,832,580
    Connecticut Light & Power Co., 7.875s, 2001                           772              770,896
    Connecticut Light & Power Co., 8.59s, 2003                          4,000            3,945,760
    Connecticut Light & Power Co., 7.875s, 2024                         2,377            2,374,100
    El Paso Electric Co., 8.9s, 2006                                    5,475            5,593,479
    Entergy Mississippi, Inc., 6.2s, 2004                               1,307            1,229,743
    GGIB Funding Corp., 7.43s, 2011                                     3,699            3,449,528
    Gulf States Utilities, 8.21s, 2002                                 10,575           10,661,715
    Gulf States Utilities, 8.25s, 2004                                    658              655,769
    Long Island Lighting Co., 8.2s, 2023                                2,795            2,654,160
    Midland Funding Corp., 10.33s, 2002                                12,004           12,272,714
    Niagara Mohawk Power Corp., 8.75s, 2022                               825              828,094
    Niagara Mohawk Power Corp., 8.5s, 2023                                351              345,356
    Northeast Utilities, 8.38s, 2005                                    3,327            3,299,093
    Northeast Utilities, 8.58s, 2006                                    2,664            2,658,623
    NRG Energy, Inc., 8.7s, 2005##                                      2,430            2,384,182
    NRG Energy, Inc., 8.962s, 2016                                      3,352            3,339,430
    RGS Aegco Funding Corp., 9.81s, 2022                                3,548            3,993,806
    Salton Sea Funding Corp., 6.69s, 2000                                 318              318,561
    Salton Sea Funding Corp., 7.37s, 2005                               2,093            2,019,033
    Salton Sea Funding Corp., 7.84s, 2010                               3,925            3,787,900
    Salton Sea Funding Corp., 8.3s, 2011                                1,221            1,206,377
    Utilicorp United, Inc., 7s, 2004                                    1,696            1,606,027
    Waterford 3 Funding Corp., 8.09s, 2017                              7,188            6,665,881
                                                                                    --------------
                                                                                    $  108,639,357
--------------------------------------------------------------------------------------------------
  Utilities - Gas - 2.3%
    Northern Natural Gas, 7s, 2011##                               $   14,124       $   13,171,478
    Tennessee Gas Pipeline Co., 7.625s, 2037                            2,600            2,343,926
    Texas Gas Transmission Corp., 7.25s, 2027                          10,265            9,330,464
                                                                                    --------------
                                                                                    $   24,845,868
--------------------------------------------------------------------------------------------------
Total U.S. Bonds                                                                    $  595,558,105
--------------------------------------------------------------------------------------------------
Foreign Bonds - 23.8%
  Argentina - 1.2%
    Republic of Argentina, 0s, 2001                                $   13,947       $   12,831,240
--------------------------------------------------------------------------------------------------
  Australia - 1.4%
    Cable & Wireless Optus Ltd., 8.125s, 2009
      (Telecommunications)##                                       $   15,100       $   15,148,320
--------------------------------------------------------------------------------------------------
  Bermuda - 0.6%
    Global Crossing Holdings Ltd., 9.625s, 2008
      (Telecommunications)                                         $    6,808       $    6,671,840
--------------------------------------------------------------------------------------------------
  Brazil - 1.0%
    Banco Nacional De Desenvolvi, 12.693s, 2008
      (Banks and Finance)+                                         $    1,865       $    1,676,262
    Federal Republic of Brazil, 7.439s, 2009                              190              155,563
    Federal Republic of Brazil, 8s, 2014                                1,779            1,273,898
    Federal Republic of Brazil, 12.75s, 2020                            1,925            1,845,112
    Federal Republic of Brazil, 7.375s, 2024                            2,800            2,124,500
    Federal Republic of Brazil, 10.125s, 2027                           1,763            1,375,140
    Federal Republic of Brazil, 12.25s, 2030                            3,430            3,138,450
                                                                                    --------------
                                                                                    $   11,588,925
--------------------------------------------------------------------------------------------------
  Canada - 1.2%
    AT&T Canada 0s to 2003, 9.95s to 2008
      (Telecommunications)                                         $    5,520       $    4,404,849
    AT&T Canada, 12s, 2007 (Telecommunications)                         2,401            2,698,124
    Shaw Communications, Inc., 8.25s, 2010
      (Media/Entertainment)                                             6,535            6,370,449
                                                                                    --------------
                                                                                    $   13,473,422
--------------------------------------------------------------------------------------------------
  Chile - 2.7%
    Empresa Electric Guacolda S.A., 7.6s, 2001
      (Utilities - Electric)##                                     $    6,500       $    6,337,370
    Empresa Nacional de Electric, 7.75s, 2008
      (Utilities - Electric)                                            9,386            8,618,291
    Empresa Nacional de Electric, 8.5s, 2009
      (Utilities - Electric)##                                          4,690            4,527,768
    Empresa Nacional de Electric, 7.325s, 2037
      (Utilities - Electric)                                            2,365            2,130,179
    Enersis S.A., 7.4s, 2016 (Utilities - Electric)                     9,289            8,057,743
                                                                                    --------------
                                                                                    $   29,671,351
--------------------------------------------------------------------------------------------------
  Israel - 2.1%
    State of Israel, 7.75s, 2010                                   $   23,368       $   22,812,963
--------------------------------------------------------------------------------------------------
  Luxembourg - 0.3%
    Millicom Intl Cellular Corp. 0s to 2001, 13.5s to
      2006 (Telecommunications)                                    $    3,600       $    3,042,000
--------------------------------------------------------------------------------------------------
  Mexico - 2.6%
    Nuevo Grupo Iusacell S.A., 14.25s, 2006
      (Telecommunications)##                                       $    2,500       $    2,612,500
    Pemex Finance Ltd., 9.69s, 2009 (Banks and Finance)                 3,000            3,184,200
    Pemex Finance Ltd., 10.61s, 2017 (Banks and
      Finance)                                                          3,500            3,992,450
    United Mexican States, 9.875s, 2010                                 9,356            9,664,748
    United Mexican States, 11.375s, 2016                                  695              786,219
    United Mexican States, 11.5s, 2026                                  7,013            8,275,340
                                                                                    --------------
                                                                                    $   28,515,457
--------------------------------------------------------------------------------------------------
  Morocco - 0.3%
    Kingdom of Morocco, 6.844s, 2009+                              $    3,730       $    3,329,025
--------------------------------------------------------------------------------------------------
  Netherlands - 0.6%
    Hermes Europe Railtel BV, 10.375s, 2009
      (Telecommunications)                                         $    6,860       $    6,311,200
--------------------------------------------------------------------------------------------------
  Norway - 0.9%
    Union Bank Norway, 7.35s, 2049 (Banks and
      Finance)##                                                   $   10,000       $    9,621,700
--------------------------------------------------------------------------------------------------
  Poland - 0.2%
    Netia Holdings BV 0s to 2001, 11.25s to 2007
      (Consumer Goods and Services)                                $      700       $      493,500
    Netia Holdings BV, 10.25s, 2007 (Consumer Goods and
      Services)                                                         2,260            1,904,050
                                                                                    --------------
                                                                                    $    2,397,550
--------------------------------------------------------------------------------------------------
  South Africa - 0.7%
    Republic of South Africa, 9.125s, 2009                         $    8,405       $    8,089,812
--------------------------------------------------------------------------------------------------
  South Korea - 2.0%
    Cho Hung Bank, 11.5s, 2010 (Banks and Finance)##               $    2,720       $    2,665,600
    Export-Import Bank Korea, 7.1s, 2007 (Banks and
      Finance)                                                         11,151           10,999,335
    Hanvit Bank, 12.75s, 2010 (Banks and Finance)##                     4,300            4,343,000
    Korea Development Bank, 6.625s, 2003 (Banks and
      Finance)                                                          4,988            4,728,624
                                                                                    --------------
                                                                                    $   22,736,559
--------------------------------------------------------------------------------------------------
  Sweden - 1.1%
    AB Spintab, 6.8s, 2049 (Banks and Finance)##                   $   12,536       $   12,001,490
--------------------------------------------------------------------------------------------------
  Turkey - 0.3%
    Republic of Turkey, 11.875s, 2030                              $    3,110       $    3,362,688
--------------------------------------------------------------------------------------------------
  United Kingdom - 4.6%
    British Sky Broadcasting Group, 6.875s, 2009
      (Telecommunications)                                         $   20,946       $   18,539,095
    Cable & Wireless Communications, 6.75s, 2008
      (Telecommunications)                                             27,459           27,470,626
    Colt Telecom Group PLC, 7.625s, 2008
      (Telecommunications)                                       DEM    3,400            1,508,862
    Telewest PLC, 9.625s, 2006 (Media/Entertainment)               $    3,850            3,724,875
                                                                                    --------------
                                                                                    $   51,243,458
--------------------------------------------------------------------------------------------------
Total Foreign Bonds                                                                 $  262,849,000
--------------------------------------------------------------------------------------------------
U.S. Federal Agencies - 5.4%
    Federal Home Loan Pc, 9.5s, 2001                                                $            8
                                                                   $        1                   28
    Federal National Mortgage Association, 7.25s, 2010                 59,681           59,503,747
--------------------------------------------------------------------------------------------------
Total U.S. Federal Agencies                                                         $   59,504,575
--------------------------------------------------------------------------------------------------
U.S. Government Guaranteed - 12.5%
  Government National Mortgage Association - 5.5%
    GNMA, 7.5s, 2023 - 2025                                        $    2,740       $    2,700,240
    GNMA, 8s, 2025                                                      4,479            4,462,277
    GNMA, 7.5s, 2026                                                    4,390            4,320,163
    GNMA, 8s, 2026                                                      6,129            6,145,002
    GNMA, 7.5s, 2027                                                   15,120           14,880,820
    GNMA, 7s, 2028                                                        211              203,285
    GNMA, 7.5s, 2028                                                      379              373,333
    GNMA, 6.5s, 2029                                                   12,416           11,632,621
    GNMA, 8s, 2029                                                     16,159           16,201,172
                                                                                    --------------
                                                                                    $   60,918,913
--------------------------------------------------------------------------------------------------
  U.S. Treasury Obligations - 7.0%
    U.S. Treasury Bonds, 6.125s, 2029                              $   39,898       $   39,991,361
    U.S. Treasury Bonds, 6.25s, 2030                                   17,591           18,283,558
    U.S. Treasury Notes, 4.25s, 2010***                                 1,966            2,007,485
    U.S. Treasury Notes, 6.5s, 2010                                    15,959           16,275,626
                                                                                    --------------
                                                                                    $   76,558,030
--------------------------------------------------------------------------------------------------
Total U.S. Government Guaranteed                                                    $  137,476,943
--------------------------------------------------------------------------------------------------
Total Bonds (Identified Cost, $1,105,524,280)                                       $1,055,388,623
--------------------------------------------------------------------------------------------------

Preferred Stock - 0.3%
--------------------------------------------------------------------------------------------------
                                                                       SHARES
--------------------------------------------------------------------------------------------------
  Media - 0.1%
    Primedia, Inc., 8.625%                                             13,250       $    1,219,000
--------------------------------------------------------------------------------------------------
  Printing and Publishing - 0.2%
    NB Capital Corp., 8.35%                                           100,741       $    2,247,784
--------------------------------------------------------------------------------------------------
Total Preferred Stock (Identified Cost, $3,830,275)                                 $    3,466,784
--------------------------------------------------------------------------------------------------

Call Options Purchased
--------------------------------------------------------------------------------------------------
                                                             PRINCIPAL AMOUNT
                                                                 OF CONTRACTS
ISSUER/EXPIRATION MONTH/STRIKE PRICE                            (000 OMITTED)
--------------------------------------------------------------------------------------------------
    Euro/July/1.07 (Premiums Paid, $2,150,000)                     $  107,000       $        1,712
--------------------------------------------------------------------------------------------------

Repurchase Agreement - 2.1%
--------------------------------------------------------------------------------------------------
                                                             PRINCIPAL AMOUNT
ISSUER                                                          (000 OMITTED)
--------------------------------------------------------------------------------------------------
    Goldman Sachs, dated 4/28/00, due 5/1/00, total to
      be received $23,336,138 (secured by various U.S.
      Treasury and Federal Agency obligations in a
      jointly traded account), at Cost                             $   23,325       $   23,325,000
--------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $1,134,829,555)                                 $1,082,182,119
--------------------------------------------------------------------------------------------------

Put Options Written
--------------------------------------------------------------------------------------------------
                                                             PRINCIPAL AMOUNT
                                                                 OF CONTRACTS
ISSUER/EXPIRATION MONTH/STRIKE PRICE                            (000 OMITTED)
--------------------------------------------------------------------------------------------------
    Euro/July/1.14 (Premiums Received, $710,000)                 EUR  114,000       $            0
--------------------------------------------------------------------------------------------------
Other Assets, Less Liabilities - 1.8%                                                   19,342,297
--------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                 $1,101,524,416
--------------------------------------------------------------------------------------------------
 ** Non-income producing security, in default.
*** Securities held as futures collateral.
 ## SEC Rule 144A restriction.
  + Restricted security.

Abbreviations have been used throughout this report to indicate amounts shown in currencies other than the U.S. dollar. A list of abbreviations is shown below.

      DEM = Deutsche Marks      EUR = Euro

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
--------------------------------------------------------------------------------
APRIL 30, 2000
------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $1,134,829,555)   $1,082,182,119
  Cash                                                             123,622
  Net receivable for forward foreign currency exchange
contracts to sell                                                  108,421
  Receivable for daily variation margin on open futures
contracts                                                          171,875
  Receivable for Fund shares sold                                4,676,108
  Receivable for investments sold                               12,475,880
  Interest receivable                                           22,652,530
  Other assets                                                      23,119
                                                            --------------
      Total assets                                          $1,122,413,674
                                                            --------------
Liabilities:
  Payable for Fund shares reacquired                        $    1,849,542
  Payable for investments purchased                             18,565,634
  Written options outstanding, at value (premiums
received, $710,000)                                                      0
  Payable to affiliates -
    Management fee                                                  36,844
    Shareholder servicing agent fee                                  9,062
    Distribution and service fee                                    47,483
    Administrative fee                                               1,586
  Accrued expenses and other liabilities                           379,107
                                                            --------------
      Total liabilities                                     $   20,889,258
                                                            --------------
Net assets                                                  $1,101,524,416
                                                            ==============
Net assets consist of:
  Paid-in capital                                           $1,231,002,447
  Unrealized depreciation on investments and translation
    of assets and liabilities in foreign currencies            (51,050,222)
  Accumulated net realized loss on investments and
    foreign currency transactions                              (81,346,776)
  Accumulated undistributed net investment income                2,918,967
                                                            --------------
      Total                                                 $1,101,524,416
                                                            ==============
Shares of beneficial interest outstanding                    91,737,464
                                                             ==========
Class A shares:
  Net asset value per share
    (net assets of $738,935,524 / 61,473,435 shares of
     beneficial interest outstanding)                          $12.02
                                                               ======
  Offering price per share (100 / 95.25 of net asset
     value per share)                                          $12.62
                                                               ======
Class B shares:
  Net asset value and offering price per share
    (net assets of $278,029,511 / 23,204,002 shares of
     beneficial interest outstanding)                          $11.98
                                                               ======
Class C shares:
  Net asset value and offering price per share
    (net assets of $77,686,790 / 6,488,575 shares of
     beneficial interest outstanding)                          $11.97
                                                               ======
Class I shares:
  Net asset value, offering price, and redemption price per share
    (net assets of $6,872,591 / 571,452 shares of
     beneficial interest outstanding)                          $12.03
                                                               ======

On sales of $100,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements.

Statement of Operations
-------------------------------------------------------------------------
YEAR ENDED APRIL 30, 2000
-------------------------------------------------------------------------
Net investment income:
  Income -
    Interest                                               $  93,563,751
    Dividends                                                    448,291
                                                           -------------
      Total investment income                              $  94,012,042
                                                           -------------
  Expenses -
    Management fee                                         $   4,643,773
    Trustees' compensation                                        61,784
    Shareholder servicing agent fee                            1,200,914
    Distribution and service fee (Class A)                     2,420,861
    Distribution and service fee (Class B)                     2,979,298
    Distribution and service fee (Class C)                       876,275
    Administrative fee                                           153,316
    Custodian fee                                                312,213
    Postage                                                      158,109
    Printing                                                     105,407
    Auditing fees                                                 39,824
    Legal fees                                                     5,176
    Miscellaneous                                                733,293
                                                           -------------
      Total expenses                                       $  13,690,243
    Fees paid indirectly                                        (196,973)
                                                           -------------
      Net expenses                                         $  13,493,270
                                                           -------------
        Net investment income                              $  80,518,772
                                                           -------------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                $ (58,984,533)
    Written option transactions                                  191,520
    Futures contracts                                          1,758,470
    Foreign currency transactions                              1,036,817
                                                           -------------
      Net realized loss on investments and foreign
         currency transactions                             $ (55,997,726)
                                                           -------------
  Change in unrealized appreciation (depreciation) -
    Investments                                            $ (48,837,106)
    Written options                                              544,688
    Futures contracts                                          1,274,567
    Translation of assets and liabilities in foreign
       currencies                                               (347,284)
                                                           -------------
      Net unrealized loss on investments and foreign
         currency translation                              $ (47,365,135)
                                                           -------------
        Net realized and unrealized loss on investments
          and foreign currency                             $(103,362,861)
                                                           -------------
          Decrease in net assets from operations           $ (22,844,089)
                                                           =============

See notes to financial statements.

Statement of Changes in Net Assets
------------------------------------------------------------------------------------------
YEAR ENDED APRIL 30,                                               2000               1999
------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                 $    80,518,772    $    72,237,750
  Net realized loss on investments and foreign
    currency transactions                                   (55,997,726)       (23,260,488)
  Net unrealized loss on investments and foreign
    currency translation                                    (47,365,135)       (15,750,017)
                                                        ---------------    ---------------
    Increase (decrease) in net assets from operations   $   (22,844,089)   $    33,227,245
                                                        ---------------    ---------------
Distributions declared to shareholders -
  From net investment income (Class A)                  $   (55,462,421)   $   (52,172,585)
  From net investment income (Class B)                      (18,448,336)       (14,082,874)
  From net investment income (Class C)                       (5,453,077)        (3,813,225)
  From net investment income (Class I)                         (601,364)          (641,314)
  From net realized gain on investments and foreign
    currency transactions (Class A)                                --           (1,754,351)
  From net realized gain on investments and foreign
    currency transactions (Class B)                                --             (563,728)
  From net realized gain on investments and foreign
    currency transactions (Class C)                                --             (160,932)
  From net realized gain on investments and foreign
    currency transactions (Class I)                                --              (20,261)
  In excess of net realized gain on investments and
    foreign currency transactions (Class A)                        --             (831,643)
  In excess of net realized gain on investments and
    foreign currency transactions (Class B)                        --             (267,233)
  Inexcess of net realized gain on investments and
    foreign currency transactions (Class C)                        --              (76,289)
  Inexcess of net realized gain on investments and
    foreign currency transactions (Class I)                        --               (9,605)
                                                        ---------------    ---------------
    Total distributions declared to shareholders        $   (79,965,198)   $   (74,394,040)
                                                        ---------------    ---------------
Net increase (decrease) in net assets from Fund
  share transactions                                    $   (59,006,164)   $   357,103,160
                                                        ---------------    ---------------
    Total increase (decrease) in net assets             $  (161,815,451)   $   315,936,365
Net assets:
  At beginning of period                                  1,263,339,867        947,403,502
                                                        ---------------    ---------------
  At end of period (including undistributed net
    investment income of $2,918,967 and $1,772,773,
    respectively)                                       $ 1,101,524,416    $ 1,263,339,867
                                                        ===============    ===============

See notes to financial statements.

Financial Highlights
-----------------------------------------------------------------------------------------------------------------------------
YEAR ENDED APRIL 30,                               2000               1999             1998             1997             1996
-----------------------------------------------------------------------------------------------------------------------------
                                                CLASS A
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period            $13.08             $13.57           $13.04           $12.85           $12.71
                                                 ------             ------           ------           ------           ------
Income from investment operations# -
  Net investment income                          $ 0.87             $ 0.88           $ 0.89           $ 0.94           $ 0.95
  Net realized and unrealized gain (loss)
    on investments and foreign currency           (1.07)             (0.46)            0.55             0.18             0.15
                                                 ------             ------           ------           ------           ------
      Total from investment operations           $(0.20)            $ 0.42           $ 1.44           $ 1.12           $ 1.10
                                                 ------             ------           ------           ------           ------
Less distributions declared to shareholders -
  From net investment income                     $(0.86)            $(0.87)          $(0.91)          $(0.93)          $(0.94)
  From net realized gain on investments
    and foreign currency transactions              --                (0.03)            --               --               --
  In excess of net investment income+++            --                 --              (0.00)            --               --
  In excess of net realized gain on
    investments and foreign currency
    transactions                                   --                (0.01)            --               --               --
  From paid-in capital                             --                 --               --               --              (0.02)
                                                 ------             ------           ------           ------           ------
      Total distributions declared to
        shareholders                             $(0.86)            $(0.91)          $(0.91)          $(0.93)          $(0.96)
                                                 ------             ------           ------           ------           ------
Net asset value - end of period                  $12.02             $13.08           $13.57           $13.04           $12.85
                                                 ======             ======           ======           ======           ======
Total return(+)                                   (1.51)%             3.22%           11.36%            8.99%            8.67%
Ratios (to average net assets)/
  Supplemental data:
  Expenses##                                       0.92%              0.96%            0.98%            1.02%            1.00%
  Net investment income                            6.97%              6.61%            6.61%            7.12%            7.10%
Portfolio turnover                                  290%               343%             333%             446%             377%
Net assets at end of period (000 omitted)      $738,936           $866,388         $708,021         $541,710         $514,892

 (+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
 +++ For the year ended April 30, 1998, the per share distribution in excess of net investment income was less than $0.01.
   # Per share data are based on average shares outstanding.
  ## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------
YEAR ENDED APRIL 30,                               2000               1999             1998             1997             1996
-----------------------------------------------------------------------------------------------------------------------------
                                                CLASS B
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period            $13.04             $13.52           $12.99           $12.79           $12.69
                                                 ------             ------           ------           ------           ------
Income from investment operations# -
  Net investment income                          $ 0.78             $ 0.78           $ 0.79           $ 0.83           $ 0.85
  Net realized and unrealized gain (loss)
    on investments and foreign currency           (1.07)             (0.45)            0.54             0.19             0.13
                                                 ------             ------           ------           ------           ------
      Total from investment operations           $(0.29)            $ 0.33           $ 1.33           $ 1.02           $ 0.98
                                                 ------             ------           ------           ------           ------
Less distributions declared to shareholders -
  From net investment income                     $(0.77)            $(0.77)          $(0.80)          $(0.82)          $(0.85)
  From net realized gain on investments
    and foreign currency transactions              --                (0.03)            --               --               --
  In excess of net investment income+++            --                 --              (0.00)            --              (0.01)
  In excess of net realized gain on
    investments and foreign currency
    transactions                                   --                (0.01)            --               --               --
  From paid-in capital                             --                 --               --               --              (0.02)
                                                 ------             ------           ------           ------           ------
      Total distributions declared to
        shareholders                             $(0.77)            $(0.81)          $(0.80)          $(0.82)          $(0.88)
                                                 ------             ------           ------           ------           ------
Net asset value - end of period                  $11.98             $13.04           $13.52           $12.99           $12.79
                                                 ======             ======           ======           ======           ======
Total return                                      (2.21)%             2.54%           10.52%            8.16%            7.90%
Ratios (to average net assets)/
  Supplemental data:
  Expenses##                                       1.62%              1.66%            1.68%            1.76%            1.81%
  Net investment income                            6.27%              5.92%            5.90%            6.39%            6.29%
Portfolio turnover                                  290%               343%             333%             446%             377%
Net assets at end of period (000 omitted)      $278,030           $299,523         $187,905         $123,000         $102,914

+++ For the year ended April 30, 1998, the per share distribution in excess of net investment income was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

Financial Highlights - continued

-----------------------------------------------------------------------------------------------------------------------------
YEAR ENDED APRIL 30,                               2000               1999             1998             1997             1996
-----------------------------------------------------------------------------------------------------------------------------
                                                CLASS C
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period            $13.03             $13.52           $12.98           $12.79           $12.68
                                                 ------             ------           ------           ------           ------
Income from investment operations# -
  Net investment income                          $ 0.78             $ 0.78           $ 0.78           $ 0.83           $ 0.85
  Net realized and unrealized gain (loss)
    on investments and foreign currency           (1.07)             (0.46)            0.56             0.20             0.15
                                                 ------             ------           ------           ------           ------
      Total from investment operations           $(0.29)            $ 0.32           $ 1.34           $ 1.03           $ 1.00
                                                 ------             ------           ------           ------           ------
Less distributions declared to shareholders -
  From net investment income                     $(0.77)            $(0.77)          $(0.80)          $(0.84)          $(0.85)
  From net realized gain on investments
    and foreign currency transactions              --                (0.03)            --               --               --
  In excess of net investment income+++            --                 --              (0.00)            --              (0.02)
  In excess of net realized gain on
    investments and foreign currency
    transactions                                   --                (0.01)            --               --               --
  From paid-in capital                             --                 --               --               --              (0.02)
                                                 ------             ------           ------           ------           ------
      Total distributions declared to
        shareholders                             $(0.77)            $(0.81)          $(0.80)          $(0.84)          $(0.89)
                                                 ------             ------           ------           ------           ------
Net asset value - end of period                  $11.97             $13.03           $13.52           $12.98           $12.79
                                                 ======             ======           ======           ======           ======
Total return                                      (2.21)%             2.48%           10.54%            8.27%            7.90%
Ratios (to average net assets)/
  Supplemental data:
  Expenses##                                       1.62%              1.66%            1.68%            1.74%            1.74%
  Net investment income                            6.27%              5.92%            5.89%            6.44%            6.35%
Portfolio turnover                                  290%               343%             333%             446%             377%
Net assets at end of period (000 omitted)       $77,687            $88,173          $42,229          $20,003          $17,330

+++ For the year ended April 30, 1998, the per share distribution in excess of net investment income was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

Financial Highlights - continued

-------------------------------------------------------------------------------------------------------------------------
YEAR ENDED APRIL 30,                                        2000               1999               1998              1997*
-------------------------------------------------------------------------------------------------------------------------
                                     CLASS I
-------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                     $13.09             $13.58             $13.05             $13.15
                                                          ------             ------             ------             ------
Income from investment operations# -
  Net investment income                                   $ 0.91             $ 0.92             $ 0.94             $ 0.31
  Net realized and unrealized gain (loss) on
    investments and foreign currency                       (1.08)             (0.45)              0.55              (0.09)
                                                          ------             ------             ------             ------
      Total from investment operations                    $(0.17)            $ 0.47             $ 1.49             $ 0.22
                                                          ------             ------             ------             ------
Less distributions declared to shareholders -
  From net investment income                              $(0.89)            $(0.92)            $(0.96)            $(0.32)
  From net realized gain on investments and
    foreign currency transactions                           --                (0.03)              --                 --
  In excess of net investment income+++                     --                 --                (0.00)              --
  In excess of net realized gain on investments
    and foreign currency transactions                       --                (0.01)              --                 --
                                                          ------             ------             ------             ------
      Total distributions declared to shareholders        $(0.89)            $(0.96)            $(0.96)            $(0.32)
                                                          ------             ------             ------             ------
Net asset value - end of period                           $12.03             $13.09             $13.58             $13.05
                                                          ======             ======             ======             ======
Total return                                               (1.21)%             3.56%             11.72%              1.70%++
Ratios (to average net assets)/
  Supplemental data:
  Expenses##                                                0.62%              0.65%              0.68%              0.69%+
  Net investment income                                     7.26%              6.90%              6.95%              7.19%+
Portfolio turnover                                           290%               343%               333%               446%
Net assets at end of period (000 omitted)                 $6,873             $9,256             $9,249             $9,593

  * For the period from the inception of Class I, January 2, 1997, through April 30, 1997.
  + Annualized.
 ++ Not annualized.
+++ For the year ended April 30, 1998, the per share distribution in excess of net investment income was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Bond Fund (the Fund) is a diversified series of MFS Series Trust IX (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The Fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues and forward contracts are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short- term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Futures contracts and options listed on commodities exchanges are reported at market value using closing settlement prices. Over-the-counter options on securities are valued by brokers. Over- the-counter currency options are valued through the use of a pricing model which takes into account foreign currency exchange spot and forward rates, implied volatility, and short-term repurchase rates. Securities for which there are no such quotations or valuations are valued in good faith, at fair value, by the Trustees.

Repurchase Agreements - The Fund may enter into repurchase agreements with institutions that the Fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Fund to obtain those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the Fund under each such repurchase agreement. The Fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Written Options - The Fund may write call or put options in exchange for a premium. The premium is initially recorded as a liability which is subsequently adjusted to the current value of the option contract. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When a written call option is exercised or closed, the premium received is offset against the proceeds to determine the realized gain or loss. When a written put option is exercised, the premium reduces the cost basis of the security purchased by the Fund. The Fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased
(put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. In general, written call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received. Written options may also be used as part of an income producing strategy reflecting the view of the Fund's management on the direction of interest rates.

Futures Contracts - The Fund may enter into futures contracts for the delayed delivery of securities or currency, or contracts based on financial indices at a fixed price on a future date. In entering such contracts, the Fund is required to deposit with the broker either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Fund. The Fund's investment in futures contracts is designed to hedge against anticipated future changes in interest or exchange rates or securities prices. Investments in interest rate futures for purposes other than hedging may be made to modify the duration of the portfolio without incurring the additional transaction costs involved in buying and selling the underlying securities. Investments in currency futures for purposes other than hedging may be made to change the Fund's relative position in one or more currencies without buying and selling portfolio assets. Investments in equity index contracts or contracts on related options for purposes other than hedging, may be made when the Fund has cash on hand and wishes to participate in anticipated market appreciation while the cash is being invested. Should interest or exchange rates or securities prices move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss.

Forward Foreign Currency Exchange Contracts - The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Fund may enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the Fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The Fund may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the Fund may enter into contracts with the intent of changing the relative exposure of the Fund's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. The Fund uses the effective interest method for reporting interest income on payment-in-kind (PIK) bonds. Some securities may be purchased on a "when-issued" or "forward delivery" basis, which means that the securities will be delivered to the Fund at a future date, usually beyond customary settlement time.

Legal fees and other related expenses incurred to preserve and protect the value of a security owned are added to the cost of the security; other legal fees are expensed. Capital infusions made directly to the security issuer, which are generally non-recurring, incurred to protect or enhance the value of high-yield debt securities, are reported as additions to the cost basis of the security. Costs that are incurred to negotiate the terms or conditions of capital infusions or that are expected to result in a plan of reorganization are reported as realized losses. Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions, are expensed.

Fees Paid Indirectly - The Fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits be reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. During the year ended April 30, 2000, $592,620 and $12,857 were reclassified from accumulated net realized loss on investments and foreign currency transactions to accumulated undistributed net investment income and paid-in capital, respectively due to differences between book and tax accounting for mortgage-backed securities and foreign currency transactions. This change had no effect on the net assets or net asset value per share. At April 30, 2000, accumulated undistributed net investment income and accumulated net realized loss on investments and foreign currency transactions under book accounting were different from tax accounting due to temporary differences in accounting for capital losses and foreign currency transactions.

At April 30, 2000, the Fund, for federal income tax purposes, had a capital loss carryforward of $(54,141,199) which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on April 30, 2007, $(12,839,198) and April 30, 2008, $(41,302,001).

Multiple Classes of Shares of Beneficial Interest - The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities.

The management fee is computed daily and paid monthly at the following annual rates:

BASED ON AVERAGE NET ASSETS             BASED ON GROSS INCOME
----------------------------------------  ------------------------------------
First $200 million              0.225%  First $20 million                2.75%
In excess of $200 million       0.191%  In excess of $20 million         2.34%

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all of its independent Trustees. Included in Trustees' compensation is a net periodic pension expense of $21,226 for the year ended April 30, 2000.

Administrator - The Fund has an administrative services agreement with MFS to provide the Fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund incurs an administrative fee at the following annual percentages of the Fund's average daily net assets:

              First $2 billion                           0.0175%
              Next $2.5 billion                          0.0130%
              Next $2.5 billion                          0.0005%
              In excess of $7 billion                    0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $271,587 for the year ended April 30, 2000, as its portion of the sales charge on sales of Class A shares of the Fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Fund's distribution plan provides that the Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer (reduced to a maximum of 0.15% per annum for the Fund shares sold prior to March 1, 1991) and a distribution fee to MFD of up to 0.10% per annum of the Fund's average daily net assets attributable to Class A shares. The Fund is currently paying distribution fees in the amount of 0.05%. Payment of the remaining portion of the 0.10% per annum will commence on such date as the Trustees of the Fund may determine. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $314,958 for the year ended April 30, 2000. Fees incurred under the distribution plan during the year ended April 30, 2000, were 0.30% of average daily net assets attributable to Class A shares on an annualized basis.

The Fund's distribution plan provides that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $61,361 and $65,496 for Class B and Class C shares, respectively, for the year ended April 30, 2000. Fees incurred under the distribution plan during the year ended April 30, 2000, were 1.00% of average daily net assets attributable to Class B and Class C shares, respectively, on an annualized basis.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended April 30, 2000, were $50,187, $809,023, and $51,118 for Class A, Class B, and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Fund's average daily net assets at an annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                   PURCHASES             SALES
------------------------------------------------------------------------------
U.S. government securities                    $1,676,671,973    $1,763,903,107
                                              --------------    --------------
Investments (non-U.S. government securities)  $1,685,506,183    $1,711,674,819
                                              --------------    --------------

The cost and unrealized appreciation and depreciation in the value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                $1,137,858,054
                                                              --------------
Gross unrealized depreciation                                 $  (57,831,909)
Gross unrealized appreciation                                      2,155,974
                                                              --------------
    Net unrealized depreciation                               $ (55,675,935)
                                                              =============

(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in Fund shares were as follows:

Class A Shares
                                           YEAR ENDED APRIL 30, 2000               YEAR ENDED APRIL 30, 1999
                                   ---------------------------------       ---------------------------------
                                          SHARES              AMOUNT              SHARES              AMOUNT
------------------------------------------------------------------------------------------------------------
Shares sold                           27,601,486       $ 342,146,564          40,031,279       $ 531,351,372
Shares issued to shareholders
  in reinvestment of
  distributions                        3,564,990          44,004,826           3,078,680          40,904,085
Shares reacquired                    (35,927,244)       (444,307,562)        (29,066,686)       (384,382,947)
                                   -------------       -------------       -------------       -------------
    Net increase (decrease)           (4,760,768)      $ (58,156,172)         14,043,273       $ 187,872,510
                                   =============       =============       =============       =============

Class B Shares
                                           YEAR ENDED APRIL 30, 2000               YEAR ENDED APRIL 30, 1999
                                   ---------------------------------       ---------------------------------
                                          SHARES              AMOUNT              SHARES              AMOUNT
------------------------------------------------------------------------------------------------------------
Shares sold                            8,392,944       $ 103,939,608          15,199,199       $ 201,584,950
Shares issued to shareholders
  in reinvestment of
  distributions                        1,052,675          12,949,701             766,154          10,143,630
Shares reacquired                     (9,207,578)       (113,130,256)         (6,895,533)        (91,242,870)
                                   -------------       -------------       -------------       -------------
    Net increase                         238,041       $   3,759,053           9,069,820       $ 120,485,710
                                   =============       =============       =============       =============

Class C Shares
                                           YEAR ENDED APRIL 30, 2000               YEAR ENDED APRIL 30, 1999
                                   ---------------------------------       ---------------------------------
                                          SHARES              AMOUNT              SHARES              AMOUNT
------------------------------------------------------------------------------------------------------------
Shares sold                            3,423,107       $  42,297,657           5,221,069       $  69,212,937
Shares issued to shareholders
  in reinvestment of
  distributions                          259,041           3,185,142             173,891           2,299,453
Shares reacquired                     (3,958,803)        (48,445,961)         (1,753,984)        (23,115,757)
                                   -------------       -------------       -------------       -------------
    Net increase (decrease)             (276,655)      $  (2,963,162)          3,640,976       $  48,396,633
                                   =============       =============       =============       =============

Class I Shares
                                           YEAR ENDED APRIL 30, 2000               YEAR ENDED APRIL 30, 1999
                                   ---------------------------------       ---------------------------------
                                          SHARES              AMOUNT              SHARES              AMOUNT
------------------------------------------------------------------------------------------------------------
Shares sold                              323,783       $   3,976,631              24,684       $     329,363
Shares issued to shareholders
  in reinvestment of
  distributions                           47,733             589,946              50,434             671,204
Shares reacquired                       (507,284)         (6,212,460)            (49,100)           (652,260)
                                   -------------       -------------       -------------       -------------
    Net increase (decrease)             (135,768)      $  (1,645,883)             26,018       $     348,307
                                   =============       =============       =============       =============

(6) Line of Credit
The Fund and other affiliated funds participate in a $1.1 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the year ended April 30, 2000, was $7,678. The Fund had no borrowings during the year.

(7) Financial Instruments
The Fund trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options, forward foreign currency exchange contracts, and futures contracts. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Written Option Transactions
                                             NUMBER OF
                                             CONTRACTS               PREMIUMS
------------------------------------------------------------------------------
OUTSTANDING, BEGINNING OF PERIOD                    1              $ 191,520
Options written                                     1                710,000
Options expired                                    (1)              (191,520)
                                                    -              ---------
OUTSTANDING, END OF PERIOD                          1              $ 710,000
                                                    =              =========

At April 30, 2000, the Fund had sufficient cash and/or securities at least equal to the value of the written options.

Forward Foreign Currency Exchange Contracts

                                         CONTRACT TO                                CONTRACTS      NET UNREALIZED
              SETTLEMENT DATE        DELIVER/RECEIVE        IN EXCHANGE FOR          AT VALUE        APPRECIATION
-------------------------------------------------------------------------------------------------------------------
Sales                 6/16/00              1,741,893        EUR  $1,696,429        $1,588,008            $108,421

At April 30, 2000, the Fund had sufficient cash and/or securities to cover any commitments under this contract.

Futures Contracts

                                                                                                       UNREALIZED
                                                                                                     APPRECIATION
DESCRIPTION                             EXPIRATION           CONTRACTS            POSITION         (DEPRECIATION)
-------------------------------------------------------------------------------------------------------------------
U.S. Treasury Notes                      June 2000               1,000               Short              $894,160
U.S. Treasury Bonds                      June 2000                 200                Long              (113,518)
                                                                                                        --------
                                                                                                        $780,642
                                                                                                        ========

At April 30, 2000, the Fund had sufficient cash and/or securities to cover any margin requirements under these contracts.

(8) Restricted Securities
The Fund may invest not more than 10% of its net assets in securities which are subject to legal or contractual restrictions on resale. At April 30, 2000, the Fund owned the following restricted securities, excluding securities issued under Rule 144A, constituting 0.74% of net assets which may not be publicly sold without registration under the Securities Act of 1933. The Fund does not have the right to demand that such securities be registered. The value of these securities is determined by valuations furnished by dealers or by a pricing service, or if not available, in good faith, at fair value, by the Trustees.

                                                  DATE OF       SHARE/PAR
DESCRIPTION                                   ACQUISITION          AMOUNT            COST           VALUE
-----------------------------------------------------------------------------------------------------------
Merrill Lynch Mortgage Investors, Inc.,
  8.437s, 2022                                  6/22/1994      $2,000,000    $  1,386,250      $1,897,187
Airplane Pass-Through Trust,
  10.875s, 2019                                 3/13/1996       1,481,550       1,481,550       1,243,554
Banco Nacional De Desenvolvi
  12.693s, 2008                                 4/26/2000       1,865,000       1,671,045       1,676,262
Kingdom of Morocco
  6.844s, 2009                                  4/27/2000       3,730,000       3,333,688       3,329,025
                                                                                               ----------
                                                                                               $8,146,028
                                                                                               ==========

INDEPENDENT AUDITORS' REPORT

To the Trustees of the MFS Series Trust IX and the Shareholders of MFS Bond
Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Bond Fund (one of the series constituting MFS Series Trust IX) as of April 30, 2000, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the years in the five-year period ended April 30, 2000. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at April 30, 2000 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS Bond Fund at April 30, 2000, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
June 7, 2000

--------------------------------------------------------------------------------
FEDERAL TAX INFORMATION
--------------------------------------------------------------------------------

IN JANUARY 2001, SHAREHOLDERS WILL BE MAILED A FORM 1099-DIV REPORTING THE FEDERAL TAX STATUS OF ALL DISTRIBUTIONS PAID DURING THE CALENDAR YEAR 2000.

FOR THE YEAR ENDED APRIL 30, 2000, THE AMOUNT OF DISTRIBUTIONS FROM INCOME ELIGIBLE FOR THE 70% DIVIDENDS RECEIVED DEDUCTION FOR CORPORATIONS CAME TO 0.55%.
--------------------------------------------------------------------------------

MFS(R) BOND FUND

TRUSTEES                                      SECRETARY
J. Atwood Ives + - Chairman and Chief         Stephen E. Cavan*
Executive Officer, Eastern Enterprises
(diversified services company)                ASSISTANT SECRETARY
                                              James R. Bordewick, Jr.*
Lawrence T. Perera + - Partner, Hemenway
& Barnes (attorneys)                          CUSTODIAN
                                              State Street Bank and Trust Company
William J. Poorvu + - Adjunct Professor,
Harvard University Graduate School of         AUDITORS
Business Administration                       Deloitte & Touche LLP

Charles W. Schmidt + - Private Investor       INVESTOR INFORMATION
                                              For information on MFS mutual funds,
Arnold D. Scott* - Senior Executive           call your investment professional or,
Vice President, Director, and Secretary,      for an information kit, call toll
MFS Investment Management                     free: 1-800-637-2929 any business day
                                              from 9 a.m. to 5 p.m. Eastern time (or
Jeffrey L. Shames* - Chairman and Chief       leave a message anytime).
Executive Officer, MFS Investment
Management                                    INVESTOR SERVICE
                                              MFS Service Center, Inc.
Elaine R. Smith + - Independent Consultant    P.O. Box 2281
                                              Boston, MA 02107-9906
David B. Stone + - Chairman, North American
Management Corp. (investment adviser)         For general information, call toll
                                              free: 1-800-225-2606 any business day
INVESTMENT ADVISER                            from 8 a.m. to 8 p.m. Eastern time.
Massachusetts Financial Services Company
500 Boylston Street                           For service to speech- or
Boston, MA 02116-3741                         hearing-impaired, call toll free:
                                              1-800-637-6576 any business day from 9
DISTRIBUTOR                                   a.m. to 5 p.m. Eastern time. (To use
MFS Fund Distributors, Inc.                   this service, your phone must be
500 Boylston Street                           equipped with a Telecommunications
Boston, MA 02116-3741                         Device for the Deaf.)

CHAIRMAN AND PRESIDENT                        For share prices, account balances,
Jeffrey L. Shames*                            exchanges, or stock and bond outlooks,
                                              call toll free: 1-800-MFS-TALK
PORTFOLIO MANAGER                             (1-800-637-8255) anytime from a
Geoffrey L. Kurinsky*                         touch-tone telephone.

TREASURER                                     WORLD WIDE WEB
W. Thomas London*                             www.mfs.com

ASSISTANT TREASURERS
Mark E. Bradley*
Ellen Moynihan*
James O. Yost*

+ Independent Trustee
*MFS Investment Management

MFS(R) BOND FUND                                                ------------
                                                                  BULK RATE
                                                                U.S. POSTAGE
                                                                    PAID
[Logo] M F S(R)                                                     MFS
INVESTMENT MANAGEMENT                                           ------------
  We invented the mutual fund(R)


500 Boylston Street
Boston, MA 02116-3741


(c)2000 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116
                                              MFB-2  06/00 136M 11/211/311/811